UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): February 9, 2012

QKL STORES INC.

(Exact name of registrant as specified in charter)

Delaware	033-10893	75-2180652
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

4 Nanreyuan Street

Dongfeng Road

Sartu District

163300 Daqing, PRC

(Address Of Principal Executive Offices) (Zip Code)

(011) 86-459-460-7825

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, is Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant’s Certifying Accountant.

On February 13, 2012, QKL Stores Inc. (the “Company”) dismissed BDO China Shu Lun Pan Certified Public Accountants LLP (“BDO”), as its principal accountant, and engaged Albert Wong & Co LLP (“Albert Wong”) as its new independent registered public accounting firm. The decision to dismiss BDO and to retain Albert Wong was approved by the Company’s Audit Committee on February 9, 2012.

BDO was engaged by the Company on July 8, 2011 and as a result did not deliver an audit report on the financial statements of the Company for the years ended December 31, 2009 or 2010. In connection with the review of the Company’s financial statements for the interim periods from July 8, 2011 through February13, 2012, there were: (i) no disagreements between the Company and BDO on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of BDO, would have caused BDO to make reference to the subject matter of the disagreement in its reports, and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

During the Company’s two most recent fiscal years ended December 31, 2010 and 2009 and through February 13, 2012, the Company did not consult Albert Wong with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed; or (ii) the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Albert Wong concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (iii) any matter that was the subject of either a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided BDO with a copy of this disclosure on February 13, 2012, providing BDO with the opportunity to furnish the Company with a letter addressed to the Securities and Exchange Commission (the “SEC”) containing any new information, clarification of the Company's expression of its views, or the respect in which BDO does not agree with the statements contained herein. A copy of the letter dated February 13, 2012, furnished by BDO in response to that request is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 8.01 Other Events.

On February 14, 2012, the Company issued a press release announcing the dismissal of BDO and the appointment of Albert Wong. A copy of the press release is furnished as Exhibit 99.1 hereto.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit	Description
16.1	Letter from BDO China Shu Lun Pan Certified Public Accountants LLP to the SEC dated February 13, 2012.
99.1	Press release dated February 14, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QKL STORES INC.

By:   /s/ Tsz-Kit Chan

Name: Tsz-Kit Chan

Title: Chief Financial Officer

Date: February 13, 2012

Exhibit Index

Exhibit No.	Description
16.1	Letter from BDO China Shu Lun Pan Certified Public Accountants LLP to the SEC dated February 13, 2012.
99.1	Press release dated February 14, 2012.